SECURITIES AND EXCHANGE COMMISSION
																											Washington, D.C.  20549

																																		FORM 8-K

																															CURRENT REPORT

																						Pursuant to Section 13 or 15(d) of
																					the Securities Exchange Act of 1934

														Date of Report (Date of earliest event reported):
																													  January 11, 2000


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
													------------------------------------------------------
													(Exact name of registrant as specified in its charter)



         										Delaware    	  					              0-20737
											--------------------													------------------------
											(State of Formation)      					  (Commission File Number)


																																		47-0797793
																					------------------------------------
																					(IRS Employer Identification Number)



					Suite 400, 1004 Farnam Street
												Omaha, Nebraska   			    		       	             		68102
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(Address of principal executive offices)	               			(Zip Code)


                   														(402) 444-1630
														----------------------------------------------------
														(Registrant's telephone number, including area code)


               																		Not applicable
									-------------------------------------------------------------
									(Former name or former address, if changed since last report)































Item 5.	Other Events

On January 11, 2000, the Registrant issued a press release announcing that it had been authorized by the board of managers of its general partner to buy back up to $1,000,000 of its limited partnership interest in open market purchases. The Registrant intends to finance the purchase of its limited partnership units out of operating cash flow. Upon acquisition by the Registrant, such limited partnership units will be terminated.

Item 7. Financial Statements and Exhibits.

					(c)	Exhibits.
										99. 	Press Release of Registrant, dated January 11, 2000.




























































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																																			SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


																																			AMERICA FIRST APARTMENT
																																			INVESTORS, L.P.

																																			By America First Capital Associates
																																				 Limited Partnership Four,
																																			  General Partner of the Registrant

																																			By America First Companies L.L.C,
																																			  General Partner of America First
																																					Capital Associates	Limited Partnership Four

																																			By  /s/ Michael Thesing
																																			---------------------------------
																																			Michael Thesing, Vice President
																																				 and Principal Financial Officer

Dated: January 11, 2000



















































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																																			Exhibit 99









































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PRESS RELEASE	FOR IMMEDIATE RELEASE

JANUARY 11, 2000	NEW YORK METRO DISTRIBUTION

CONTACT:	Maurice E. Cox, Jr.	SYMBOL:  APROZ (NASDAQ)
	402/444-1630


AMERICA FIRST APARTMENT INVESTORS, L.P.
ANNOUNCES STOCK REPURCHASE

(Omaha, NE) America First Apartment Investors, L.P. (APROZ - NASDAQ) announced today that it has been authorized to buy up to $1 million of its limited partnership units as they become available in the open market from time to time. Units purchased by the Fund will be cancelled. The Fund believes that its units represent a good value and that reducing the number of outstanding units will have a positive earnings impact on the remaining units. The Fund intends to finance the purchase of units out of operating cash flow.

The Fund, a NASDAQ-listed limited partnership, owns and manages 13 apartment complexes containing a total of 2,959 apartment units that are located primarily in the southeastern part of the United States. The Fund currently pays a quarterly distribution at an annualized rate of $.90 per unit. For more information, contact Joe Grego at 1-212/935/8760 or Maurice Cox at 1-800/283-2357, or visit our web site at www.am1st.com.











01-236572.01


































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